Exhibit 10.1.6

FIFTH AMENDMENT TO CREDIT AGREEMENT

FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of June 15, 2016 is entered into by and among:

AT HOME HOLDING III INC. (formerly known as GRD Holding III Corporation), a Delaware corporation, and AT HOME STORES LLC (successor in interest to Garden Ridge, L.P.), a Delaware limited liability company (collectively, the “Borrowers” and each individually, a “Borrower”);

the GUARANTORS party hereto;

the LENDERS party hereto; and

BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Agent”);

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders, and the Agent, among others, have entered into a certain Credit Agreement dated as of October 5, 2011, as amended by the First Amendment to Credit Agreement dated as of May 9, 2012, as further amended by the Second Amendment to Credit Agreement dated as of May 23, 2013, as further amended by the Third Amendment to Credit Agreement dated as of July 28, 2014, as further amended by the Assumption and Ratification Agreement dated as of September 29, 2014, and as further amended by the Fourth Amendment to Credit Agreement dated as of June 5, 2015 (as the same may be further amended, restated, supplemented or otherwise modified, the “Credit Agreement”); and

WHEREAS, the parties to the Credit Agreement desire to modify certain provisions of the Credit Agreement as provided herein.

NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree as follows:

1.                                      Incorporation of Terms and Conditions of the Credit Agreement.  All of the terms and conditions of the Credit Agreement (including, without limitation, all definitions set forth therein) are specifically incorporated herein by reference.  All capitalized terms not otherwise defined herein shall have the same meaning as in the Credit Agreement, as applicable.

2.                                      Amendments to the Credit Agreement.

a.                                      The definition of “Aggregate Commitments” in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting “$140,000,000” and inserting “215,000,000” in lieu thereof and (ii) deleting “Third Amendment Effective Date” and inserting “Fifth Amendment Effective Date” in lieu thereof.

b.                                      The definition of “Eurodollar Rate” in Section 1.01 of the Credit Agreement is hereby amended by inserting “In no event shall the Eurodollar Rate be less than zero” at the end of such definition.

c.                                       The definition of “Letter of Credit Sublimit” in Section 1.01 of the Credit Agreement is hereby amended by deleting “$10,000,000” and inserting “$25,000,000” in lieu thereof.

d.                                      The following new definitions are hereby inserted into Section 1.01 of the Credit Agreement in their proper alphabetical sequence:

““Fifth Amendment” means Fifth Amendment to the Credit Agreement, dated as of June 15, 2016.”

““Fifth Amendment Effective Date” has the meaning specified in the Fifth Amendment.”

e.                                       Amendments to Section 2.14 of the Credit Agreement.

i.                                          Section 2.14(a) of the Credit Agreement is hereby amended by deleting “Third Amendment Effective Date” and inserting “Fifth Amendment Effective Date” in lieu thereof.

ii.                                       Section 2.14(d) of the Credit Agreement is hereby amended by inserting “and (v) clause (i) of the ABL Cap (as defined in the Term Loan Facilities) shall have been amended to reflect an amount equal to the amount of the Aggregate Commitments (after giving effect to the increase in Commitments contemplated hereby).”

f.                                        Amendment to Section 9.01 of the Credit Agreement.  The first sentence of Section 9.01(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each L/C Issuer and each of the Lenders (including in its capacities as a potential Bank Product Provider, Cash Management Bank and a potential Hedge Bank and on behalf of its Affiliates acting in such capacities) hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender, L/C Issuer, Bank Product Provider, Cash Management Bank and Hedge Bank for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Secured Obligations, together with such powers and discretion as are reasonably incidental thereto.”

g.                                       Designation of Wells Fargo Bank, National Association, as a Syndication Agent. Wells Fargo Bank, National Association, is hereby designated as a Syndication Agent in respect of the credit facilities evidenced by the Credit Agreement.

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Accordingly, (i) the cover page of the Credit Agreement is amended to replace “UBS SECURITIES LLC as Syndication Agent” with UBS SECURITIES LLC and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Syndication Agents,” (ii) the preamble to the Credit Agreement is amended to replace “UBS SECURITIES LLC as Syndication Agent” with UBS SECURITIES LLC and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Syndication Agents” and (iii) the definition of “Syndication Agent” in Section 1.01 of the Credit Agreement is amended to (x) insert the words “and Wells Fargo Bank, National Association,” immediately after the words “UBS Securities LLC” and (y) replace “Syndication Agent” with “Syndication Agents.”

h.                                      Amendment to Schedules to the Credit Agreement.  Schedule 2.01 (Commitments and Pro Rata Shares) to the Credit Agreement is hereby deleted in its entirety and replaced with Annex A attached to this Amendment.

3.                                      Conditions to Effectiveness.  This Amendment shall not be effective until the date that each of the following conditions precedent has been fulfilled to the satisfaction of the Agent (such date the “Fifth Amendment Effective Date”):

a.                                      This Amendment shall have been duly executed and delivered by the Borrowers, the Guarantors and the Lenders.

b.                                      The Agent shall have received the Fifth Amendment Fee Letter, dated as of the date hereof, duly executed by the Borrowers and Agent, and the Borrowers shall have paid all fees payable thereunder.

c.                                       The Agent shall have received (i) reasonable and customary opinions of counsel to the Loan Parties, and (ii) such customary corporate resolutions, certificates, lien searches and other customary corporate documents as the Agent shall reasonably request.

d.                                      The Borrowers shall have reimbursed the Agent for all reasonable out of pocket fees, costs and expenses, including, reasonable attorneys’ fees, in connection with or relating to this Amendment.

e.                                       The Administrative Agent shall have administered such reallocations, sales, assignments, transfers or other relevant actions to insure that the amount of Revolving Credit Loans made by each Lender shall equal such Lender’s Pro Rata Share (after giving effect to the increase in Commitments contemplated hereby) of all Revolving Credit Loans outstanding as of the Fifth Amendment Effective Date.

f.                                        After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

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4.                                      Representations and Warranties.  Each Loan Party hereby represents and warrants that as of the Fifth Amendment Effective Date (as defined in Section 3 of this Amendment):

a.                                      (i) No Default or Event of Default exists under the Credit Agreement or under any other Loan Document, and (ii) all representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects except that (x) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and (y) in the case of any representation and warranty qualified by materiality, they are true and correct in all respects.

b.                                      This Amendment has been duly executed and delivered by each of the Loan Parties.  This Amendment constitutes the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

5.                                      Ratification of Loan Documents.  The Credit Agreement, as hereby amended, and all other Loan Documents, are hereby ratified and re-affirmed in all respects and shall continue in full force and effect.  The Collateral Documents continue to secure the Obligations, as modified pursuant to this Amendment, to the same extent as prior to giving effect to this Amendment.

6.                                      Binding Effect.  The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, representatives, successors and assigns.

7.                                      Multiple Counterparts.   This Amendment may be executed in multiple counterparts, each of which shall constitute an original and together which shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy, or other electronic image scan transmission (e.g., “pdf” or “tif” via e-mail) shall be as effective as delivery of a manually executed counterpart of this Amendment.

8.                                      Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Credit Agreement to be duly executed as of the date first above written.

BORROWERS:

AT HOME HOLDING III INC.

By	/s/ Judd T. Nystrom
Name: Judd T. Nystrom
Title: Chief Financial Officer

AT HOME STORES LLC

By	/s/ Judd T. Nystrom
Name: Judd T. Nystrom
Title: Chief Financial Officer

Fifth Amendment to Credit Agreement

GUARANTORS:

AT HOME HOLDING II INC.
AT HOME COMPANIES LLC
AT HOME FINANCE CORPORATION
AT HOME PROPERTIES LLC
1600 EAST PLANO PARKWAY, LLC
2650 WEST INTERSTATE 20, LLC
11501 BLUEGRASS PARKWAY LLC
12990 WEST CENTER ROAD LLC
1944 SOUTH GREENFIELD ROAD LLC
4700 GREEN ROAD LLC
4304 WEST LOOP 289 LLC
642 SOUTH WALNUT AVENUE LLC
15065 CREOSOTE ROAD LLC
335 N. ACADEMY BOULEVARD (1031), LLC
1660 W. MIDWAY BOULEVARD (1031), LLC
3003 WEST VINE, LLC
7613 NORTH EAST LOOP 1604, LLC
334 CHICAGO DRIVE, LLC
4949 GREENWOOD DRIVE, LLC
2251 SOUTHWYCK BLVD, LLC
1605 BUFORD HWY, LLC
1267 CENTRAL PARK DR, LLC
4801 183A TOLL ROAD, LLC
19000 LIMESTONE COMMERCIAL DR, LLC
5501 GROVE BLVD, LLC
1600 W. KELLY AVENUE, LLC
1919 WELLS RD, LLC
7697 WINCHESTER RD, LLC
1000 TURTLE CREEK DRIVE LLC
2201 PORTER CREEK DR LLC
2000 E. SANTA FE LLC
301 S TOWN MALL DR LLC
621 SW 19TH STREET LLC
4200 AMBASSADOR CAFFERY PKWY LLC
4405 PHEASANT RIDGE DR LLC
6360 RIDGEWOOD COURT DR LLC

By	/s/ Judd T. Nystrom
Name: Judd T. Nystrom
Title: Chief Financial Officer

Fifth Amendment to Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer

By:	/s/ Richard D. Hill Jr.
Name: Richard D. Hill Jr.
Title: Managing Director

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Richard D. Hill Jr.
Name: Richard D. Hill Jr.
Title: Managing Director

Fifth Amendment to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Robert C. Chakarian
Name: Robert C. Chakarian
Title: Vice President

Fifth Amendment to Credit Agreement

ANNEX A

SCHEDULE 2.01

[see attached]